UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021

MDH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39967	85-1936285
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

660 N. Carroll Ave., Suite 100

South Lake, TX 76092

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 968-4444

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	MDH.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	MDH	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	MDH.WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On November 15, 2021, MDH Acquisition Corp., a Delaware corporation (“MDH”), Olive Ventures Holdings, Inc., a Delaware corporation (“PubCo”), and OP Group Holdings, LLC, a Delaware limited liability company (“OP Group”) made available to investors a presentation regarding the proposed business combination transaction contemplated by that certain Business Combination Agreement, by and among MDH, PubCo, OP Group, Paylink Holdings Inc., a Delaware corporation, Normandy Holdco LLC, a Delaware limited liability company, Milestone Merger Sub Inc., a Delaware corporation, MDH Merger Sub Inc., a Delaware corporation, and CF OMS LLC, a Delaware limited liability company. Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is the investor presentation that MDH, PubCo and OP Group prepared for use in connection with various meetings and conferences with investors.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information About the Proposed Transaction and Where to Find It

In connection with the Business Combination, Olive Ventures Holdings, Inc. (“PubCo”) filed a registration statement on Form S-4 (File No. 333-258688) (as amended, the “Form S-4”) with the Securities and Exchange Commission (the “SEC”). The Form S-4 includes a proxy statement of MDH and a prospectus of PubCo. Additionally, MDH and PubCo filed and will file other relevant materials with the SEC in connection with the business combination. Security holders of MDH are urged to read the proxy statement/prospectus and the other relevant materials before making any voting decision with respect to the proposed business combination because they contain important information about the business combination and the parties to the business combination. Copies may be obtained free of charge at the SEC's website at www.sec.gov or by direction a written request to MDH Acquisition Corp., 600 N. Carroll Ave., Suite 100, Southlake, TX 76092.

The information contained on, or that may be accessed through, the websites referenced in the attached presentation is not incorporated by references into, and is not a part of, the presentation.

Participants in the Solicitation

MDH and its directors and executive officers may be deemed participants in the solicitation of proxies from MDH’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in MDH is contained in MDH’s final prospectus related to its initial public offering dated February 1, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to MDH Acquisition Corp., 600 N. Carroll Ave., Suite 100, Southlake, TX 76092. Additional information regarding the interests of such participants is set forth in the proxy statement/prospectus for the proposed Business Combination.

Olive Ventures Holdings, Inc. (“PubCo”) and OP Group Holdings, LLC (“OP Group” and, together with OP Group’s subsidiaries and PubCo, the “Company”) and the Company’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MDH in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is set forth in the proxy statement/prospectus for the proposed Business Combination.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements in this communication may be considered forward-looking statements. Forward-looking statements generally relate to future events of MDH Acquisition Corp. (“MDH”), or the future financial or operating performance of Olive Ventures Holdings, Inc. (“PubCo”) and OP Group Holdings, LLC (“OP Group” and, together with OP Group’s subsidiaries and PubCo, the “Company”). For example, projections of future Adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by MDH and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against MDH, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of MDH, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability of the Company to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in MDH’s periodic filings with the SEC, including MDH’s final prospectus relating to its initial public offering dated February 1, 2021 and in the Form S-4 (as defined below) filed by PubCo.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither MDH nor the Company undertakes any duty to update these forward-looking statements.

Use of Projections

This communication contains financial forecasts with respect to the Company’s projected financial results, including Revenue and Adjusted EBITDA, for the Company's fiscal years 2021 through 2024. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this communication, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this communication. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this communication should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. All projections and estimates included in this communication are approximations. This includes annualized information where the results from a month are converted to a full year even though such monthly results may not be indicative of the results the Company would achieve for a full year.

Financial Information; Non-GAAP Financial Measures

Certain of the financial information and data contained in this communication is unaudited and does not conform to Regulation S-X. In addition, this communication includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Net Premium, EBITDA, Adjusted EBITDA, Adjusted Gross Profit and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of the investor presentation or to page 30 of the investor presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP.

This communication also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Industry and Market Data

In this communication, MDH and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither MDH nor the Company has independently verified the accuracy or completeness of any such third-party information.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

99.1	Investor Presentation, November 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDH ACQUISITION CORP.

	By:	/s/ Beau Blair
Name: Beau Blair
Title: Chief Executive Officer

Dated: November 15, 2021